EXHIBIT 99.5
                                  ------------


THIS SECURED DEBENTURE, AND THE SECURITIES INTO WHICH IT IS CONVERTIBLE (COLLECTIVELY, THE "SECURITIES"), HAVE NOT BEEN REGISTERED WITH THE UNITED
                      ----------
STATES  SECURITIES  AND  EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY
STATE. THE SECURITIES ARE BEING OFFERED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE OFFERED OR
               ---                         ----------
SOLD UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT, PURSUANT TO REGULATION D OR PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THE COMPANY WILL BE PROVIDED WITH OPINION OF COUNSEL OR OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH EXEMPTIONS ARE AVAILABLE. FURTHER HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE MADE EXCEPT IN COMPLIANCE WITH THE ACT.

                                SECURED DEBENTURE
                         FALCON NATURAL GAS CORPORATION
                        5% SECURED CONVERTIBLE DEBENTURE
                                NOVEMBER 19, 2006

No.                                                                   US$500,000
     ----

     This  Secured  Debenture  (the  "Debenture") is issued on November 19, 2004
                                      ---------
(the  "Closing  Date")  by  Falcon Natural Gas Corporation, a Nevada corporation
       -------------
(the  "Company"),  to  Cornell Capital Partners, LP (together with its permitted
       -------
successors  and  assigns, the "Holder") pursuant to exemptions from registration
                               ------
under  the  Securities  Act  of  1933,  as  amended.

     PRINCIPAL AND INTEREST.  For value received, the Company hereby promises to
     ----------------------
pay to the order of the Holder on November 19, 2006 in lawful money of the United States of America and in immediately available funds the principal sum of Five Hundred Thousand U.S. Dollars (US$500,000), together with interest on the unpaid principal of this Debenture at the rate of five percent (5%) per year (computed on the basis of a 365-day year and the actual days elapsed) from the date of this Debenture until paid. At the Company's option, the entire principal amount and all accrued interest shall be either (a) paid to the Holder on the second (2nd) year anniversary from the date hereof or (b) converted in accordance with Section 1.02 herein provided, however, that in no event shall the Holder be entitled to convert this Debenture for a number of shares of Common Stock in excess of that number of shares of Common Stock which, upon giving effect to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by the Holder and its affiliates to exceed 4.99% of the outstanding shares of the Common Stock following such conversion.

     OPTIONAL CONVERSION. The Holder is entitled, at its option, to convert, and
     -------------------
sell on the same day, at any time and from time to time, until payment in full of this Debenture, all or any part of the principal amount of the Debenture, plus accrued interest, into shares (the "Conversion Shares") of the Company's
-                                           -----------------
common  stock,  par value US$0.0001 per share ("Common Stock"), at the price per
                                                ------------
share (the "Conversion Price") equal to the lesser of (a) an amount equal to one
            ----------------
hundred twenty percent (120%) of the closing bid price of the Common Stock as listed on a Principal Market (as defined herein), as quoted by Bloomberg L.P. (the "Closing Bid Price") as of the date hereof, or (b) an amount equal to
       -------------------
eighty  percent  (80%)  of  the lowest closing bid price of the Company's Common
Stock, as quoted by Bloomberg, LP, for the five (5) trading days immediately preceding the Conversion Date (as defined herein). Subparagraphs (a) and (b) above are individually referred to as a "Conversion Price". As used herein,
                                             ----------------
"Principal  Market"  shall  mean  The National Association of Securities Dealers
   ---------------
Inc.'s Over-The-Counter Bulletin Board, Nasdaq SmallCap Market, or American Stock Exchange. If the Common Stock is not traded on a Principal Market, the Closing Bid Price and/or the VWAP shall mean, the reported Closing Bid Price or the VWAP for the Common Stock, as furnished by the National Association of Securities Dealers, Inc., for the applicable periods. No fraction of shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. To convert this Debenture, the Holder hereof shall deliver written notice thereof, substantially in the form of Exhibit "A" to this Debenture, with appropriate insertions (the "Conversion Notice"), to the Company at its address as set forth
                 -----------------
herein.  The  date upon which the conversion shall be effective (the "Conversion
                                                                      ----------
Date")  shall  be  deemed  to  be  the  date set forth in the Conversion Notice.
----

     At the Company's discretion, it may, upon written notification to the Holder, receipt of which is confirmed by the Holder, reject the conversions of the Holder for a period of five (5) trading days on a maximum of three (3) separate occasions during the life of this Debenture. Otherwise, there shall be no other restrictions on the Holder's ability to convert and sell any part of this Debenture. Notwithstanding the foregoing, in the event of default (as defined herein or the Investor Registration Rights Agreement of even date herewith), such limitation upon conversions shall not apply and the Holder shall be entitled to convert without limitation or restriction.

     RESERVATION  OF COMMON STOCK.  The Company shall reserve and keep available
     ----------------------------
out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Debenture, such number of shares of Common Stock as shall from time to time be sufficient to effect such conversion, based upon the Conversion Price. If at any time the Company does not have a sufficient number of Conversion Shares authorized and available, then the Company shall call and hold a special meeting of its stockholders within thirty
(30) days of that time for the sole purpose of increasing the number of authorized shares of Common Stock.

     RIGHT  OF  REDEMPTION.  The  Company  at its option shall have the right to
     --------------------
redeem,  with fifteen (15) business days advance written notice (the "Redemption
                                                                      ----------
Notice"),  a  portion  or  all outstanding convertible debenture. The redemption
------
price shall be one hundred twenty percent (120%) of the amount redeemed plus accrued interest.

     REGISTRATION RIGHTS. The Company is obligated to register the resale of the
     --------------------
Conversion Shares under the Securities Act of 1933, as amended, pursuant to the terms of a Registration Rights Agreement, between the Company and the Holder of even date herewith (the "Investor Registration Rights Agreement").
                             -----------------------------------------

     INTEREST  PAYMENTS.  The  interest  so  payable will be paid at the time of
     ------------------
maturity or conversion to the person in whose name this Debenture is registered. At the time such interest is payable, the Holder, in its sole discretion, may elect to receive the interest in cash (via wire transfer or certified funds) or in the form of Common Stock. In the event of default, as described in Article III Section 3.01 hereunder, the Holder may elect that the interest be paid in cash (via wire transfer or certified funds) or in the form of Common Stock. If paid in the form of Common Stock, the amount of stock to be issued will be calculated as follows: the value of the stock shall be the Closing Bid Price on:
(i) the date the interest payment is due; or (ii) if the interest payment is not made when due, the date the interest payment is made. A number of shares of Common Stock with a value equal to the amount of interest due shall be issued. No fractional shares will be issued; therefore, in the event that the value of the Common Stock per share does not equal the total interest due, the Company will pay the balance in cash.

     PAYING AGENT AND REGISTRAR. Initially, the Company will act as paying agent
     --------------------------
and registrar. The Company may change any paying agent, registrar, or Company-registrar by giving the Holder not less than ten (10) business days' written notice of its election to do so, specifying the name, address, telephone number and facsimile number of the paying agent or registrar. The Company may act in any such capacity.

     SECURED NATURE OF DEBENTURE. This Debenture is secured by all of the assets
     --------------------------
and property of the Company as set forth on Exhibit A to the Security Agreement dated the date hereof between the Company and the Holder (the "Security
                                                                        --------
Agreement").  As set forth in the Security Agreement, Holder's security interest
---------
shall terminate upon the occurrence of an Expiration Event as defined in the Security Agreement.

     AMENDMENTS  AND  WAIVER  OF  DEFAULT.  The  Debenture  may  not be amended.
     ------------------------------------
Notwithstanding the above, without the consent of the Holder, the Debenture may be amended to cure any ambiguity, defect or inconsistency, or to provide for assumption of the Company obligations to the Holder.

     EVENTS  OF DEFAULT.  An Event of Default is defined as follows: (a) failure
     ------------------
by the Company to pay amounts due hereunder within fifteen (15) days of the date of maturity of this Debenture; (b) failure by the Company to comply with the terms of the Irrevocable Transfer Agent Instructions attached to the Securities Purchase Agreement; (c) failure by the Company's transfer agent to issue freely tradeable Common Stock to the Holder within five (5) days of the Company's receipt of the attached Notice of Conversion from Holder; (d) failure by the Company for ten (10) days after notice to it to comply with any of its other agreements in the Debenture; (e) events of bankruptcy or insolvency; (f) a breach by the Company of its obligations under the Securities Purchase Agreement or the Investor Registration Rights Agreement which is not cured by the Company within ten (10) days after receipt of written notice thereof. Upon the occurrence of an Event of Default, the Holder may, in its sole discretion, accelerate full repayment of all debentures outstanding and accrued interest thereon or may, notwithstanding any limitations contained in this Debenture and/or the Securities Purchase Agreement dated the date hereof between the Company and Cornell Capital Partners, L.P. (the "Securities Purchase
                                                        --------------------
Agreement"),  convert  all  debentures  outstanding and accrued interest thereon
--------
into  shares  of  Common  Stock  pursuant  to  Section  1.02  herein.

     FAILURE  TO  ISSUE  UNRESTRICTED  COMMON STOCK. As indicated in Article III
     ----------------------------------------------
Section 3.01, a breach by the Company of its obligations under the Investor Registration Rights Agreement shall be deemed an Event of Default, which if not cured within ten (10) days, shall entitle the Holder to accelerate full repayment of all debentures outstanding and accrued interest thereon or, notwithstanding any limitations contained in this Debenture and/or the Securities Purchase Agreement, to convert all debentures outstanding and accrued interest thereon into shares of Common Stock pursuant to Section 1.02 herein. The Company acknowledges that failure to honor a Notice of Conversion shall cause irreparable harm to the Holder.

     RIGHTS  AND  TERMS OF CONVERSION.  This Debenture, in whole or in part, may
     --------------------------------
be converted at any time following the Closing Date, into shares of Common Stock at a price equal to the Conversion Price as described in Section 1.02 above.

     RE-ISSUANCE OF  DEBENTURE.  When the Holder elects to convert a part of the
     -------------------------
Debenture, then the Company shall reissue a new Debenture in the same form as this Debenture to reflect the new principal amount.

     TERMINATION  OF  CONVERSION  RIGHTS.  The  Holder's  right  to  convert the
     -----------------------------------
Debenture into the Common Stock in accordance with paragraph 4.01 shall terminate on the date that is the second (2nd) year anniversary from the date hereof and this Debenture shall be automatically converted on that date in accordance with the formula set forth in Section 4.01 hereof, and the appropriate shares of Common Stock and amount of interest shall be issued to the Holder.

     ANTI-DILUTION.  In  the  event that the Company shall at any time subdivide
     -------------
the outstanding shares of Common Stock, or shall issue a stock dividend on the outstanding Common Stock, the Conversion Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding shares of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination as the case may be.

     CONSENT OF HOLDER TO SELL CAPITAL STOCK OR GRANT SECURITY INTERESTS. Except
     -------------------------------------------------------------------
for the Standby Equity Distribution Agreement dated the date hereof between the Company and Cornell Capital Partners, LP, so long as any of the principal of or interest on this Debenture remains unpaid and unconverted, the Company shall not, without the prior consent of the Holder, issue or sell (i) any Common Stock or Preferred Stock without consideration or for a consideration per share less than its fair market value determined immediately prior to its issuance, (ii) issue or sell any Preferred Stock, warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than such Common Stock's fair market value determined immediately prior to its issuance, (iii) enter into any security instrument granting the holder a security interest in any of the assets of the Company, or (iv) file any registration statement on Form S-8.

     NOTICE.  Notices  regarding  this Debenture shall be sent to the parties at
     ------
the following addresses, unless a party notifies the other parties, in writing, of a change of address:

If to the Company, to:     Falcon Natural Gas Corporation
                           Westchase Center
                           2500 Citywest Blvd - Suite 300
                           Houston, TX 77019
                           Attention:  Massimiliano Pozzoni
                           Telephone:  (832) 476-8699
                           Facsimile:  (713) 456-2581

With a copy to:            Kirkpatrick & Lockhart LLP
                           201 South Biscayne Boulevard - Suite 2000
                           Miami, FL  33131-2399
                           Attention:  Clayton E. Parker, Esq.
                           Telephone:  (305) 539-3300
                           Facsimile:  (305) 358-7095

If to the Holder:          Cornell Capital Partners, LP
                           101 Hudson Street, Suite 3700
                           Jersey City, NJ  07303
                           Telephone:  (201) 985-8300
                           Facsimile:  (201) 985-8266

With a copy to:            David Gonzalez, Esq.
                           101 Hudson Street - Suite 3700
                           Jersey City, NJ 07302
                           Telephone:  (201) 985-8300
                           Facsimile:  (201) 985-8266

     GOVERNING  LAW.  This  Debenture shall be deemed to be made under and shall
     --------------
be construed in accordance with the laws of the State of Nevada without giving effect to the principals of conflict of laws thereof. Each of the parties consents to the jurisdiction of the U.S. District Court sitting in the District of the State of New Jersey or the state courts of the State of New Jersey sitting in Hudson County, New Jersey in connection with any dispute arising under this Debenture and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens to the
                                                     ----- --- ----------
bringing  of  any  such  proceeding  in  such  jurisdictions.

     SEVERABILITY.  The  invalidity  of  any of the provisions of this Debenture
     ------------
shall not invalidate or otherwise affect any of the other provisions of this Debenture, which shall remain in full force and effect.

     ENTIRE  AGREEMENT  AND  AMENDMENTS.  This  Debenture  represents the entire
     ----------------------------------
agreement between the parties hereto with respect to the subject matter hereof and there are no representations, warranties or commitments, except as set forth herein. This Debenture may be amended only by an instrument in writing executed by the parties hereto.

     COUNTERPARTS. This Debenture may be executed in multiple counterparts, each
     ------------
of which shall be an original, but all of which shall be deemed to constitute on instrument.

     IN WITNESS WHEREOF, with the intent to be legally bound hereby, the Company as executed this Debenture as of the date first written above.

                                           FALCON NATURAL GAS CORPORATION

                                           By: /s/Massimiliano Pozzoni
                                               -----------------------
                                           Name:  Massimiliano Pozzoni
                                           Title:  Vice President

                                   EXHIBIT "A"
                                   -----------

                              NOTICE OF CONVERSION
                              --------------------

        (TO BE EXECUTED BY THE HOLDER IN ORDER TO CONVERT THE DEBENTURE)

TO:

     The  undersigned  hereby  irrevocably  elects  to  convert  US$
                                                                    ------------
 of the principal amount of the above Debenture into Shares of Common Stock of Falcon Natural Gas Corporation, according to the conditions stated therein, as of the Conversion Date written below.

CONVERSION DATE:
                               -------------------------------------------------

APPLICABLE CONVERSION PRICE:
                               -------------------------------------------------

SIGNATURE:
                               -------------------------------------------------

NAME:
                               -------------------------------------------------

ADDRESS:
                               -------------------------------------------------

AMOUNT TO BE CONVERTED:     US$
                               -------------------------------------------------

AMOUNT OF DEBENTURE
UNCONVERTED:                US$
                               -------------------------------------------------

CONVERSION PRICE PER SHARE: US$
                               -------------------------------------------------

NUMBER OF SHARES OF COMMON
STOCK TO BE ISSUED:
                               -------------------------------------------------

PLEASE ISSUE THE SHARES OF
COMMON STOCK IN THE FOLLOWING
NAME AND TO THE FOLLOWING
ADDRESS:
                               -------------------------------------------------

ISSUE TO:
                               -------------------------------------------------

AUTHORIZED SIGNATURE:
                               -------------------------------------------------

NAME:
                               -------------------------------------------------

TITLE:
                               -------------------------------------------------

PHONE NUMBER:
                               -------------------------------------------------

BROKER DTC PARTICIPANT CODE:
                               -------------------------------------------------

ACCOUNT NUMBER:
                               -------------------------------------------------